Exhibit 10.1

NINTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

This Ninth Amendment to Revolving Credit Agreement (“Amendment”) is made as of February 19, 2009 (“Effective Date”) among WCA WASTE CORPORATION, a Delaware corporation (“Borrower”) and COMERICA BANK, a Texas banking association (“Comerica”), in its capacity as Agent under the Credit Agreement, as defined below (in such capacity, “Agent”), and in its capacity as a Lender under the Credit Agreement and the “Lenders” from time to time party thereto (the “Lenders”).

PRELIMINARY STATEMENT

The Borrower and Agent entered into a Revolving Credit Agreement dated July 5, 2006, as amended by a First Amendment to Revolving Credit Agreement dated as of July 28, 2006, Second Amendment to Revolving Credit Agreement dated as of September 25, 2006, Third Amendment to Revolving Credit Agreement dated as of November 20, 2006, Fourth Amendment to Revolving Credit Agreement dated as of January 24, 2007, Fifth Amendment to Revolving Credit Agreement dated as of March 13, 2007, Sixth Amendment to Revolving Credit Agreement dated as of July 27, 2007, Seventh Amendment to Revolving Credit Agreement dated as of December 19, 2007, and Eighth Amendment to Revolving Credit Agreement dated as of October 22, 2008 (“Credit Agreement”) providing terms and conditions governing certain loans and other credit accommodations extended by the Agent to Borrower (“Indebtedness”).

Borrower, Agent and the Lenders constituting the Required Lenders have agreed to amend the terms of the Credit Agreement as provided in this Amendment.

AGREEMENT

1. Defined Terms.  In this Amendment, capitalized terms used without separate definition shall have the meanings given them in the Credit Agreement.

2. Amendments.

a. The following definitions are hereby added to Section 1.01 of the Credit Agreement:

“ ‘Impaired Lender’ shall mean a Lender (a) that has failed to fund its Percentage Share of any Aggregate Revolving Credit Commitments or to purchase participations in any Swing Line Loan or any Letters of Credit, (b) that has otherwise failed to pay to the Administrative Agent or any other Lender any other amount required to be paid by it under the terms of this Agreement or any other Loan Document, unless such Lender is disputing such obligation to pay any such amount in good faith, (c) which the Administrative Agent, the Issuing Bank or Swing Line Lender believes, in good faith, has defaulted in fulfilling its obligations  under any other syndicated credit facilities or as participant in any other credit facility, (d) that has been, or is controlled by any Person which has been, determined to be insolvent or that has become subject to a bankruptcy or other similar proceeding, or (e) any material assets or management of which has been taken over by a governmental agency.”

“ ‘Maintenance Capital Expenditures’ shall mean any expenditures for any purchase or other acquisition of any equipment which are made for the purpose of replacing equipment in operation and landfill cell construction on sites in operation by the Borrower and its Consolidated Subsidiaries (now owned or hereafter acquired).”

“ ‘Ninth Amendment Effective Date’ shall mean the effective date of the Ninth Amendment to Revolving Credit Agreement among the Borrower, Agent and the Lenders determined pursuant to Paragraph 3a of such amendment.”

“ ‘Tangible Net Worth’ means, as at any date, Net Worth less goodwill and similar intangible assets.”

b. The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“  ‘Applicable Margin’ means, on any day, the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Leverage Ratio on the most recent Determination Date:

Level	Leverage Ratio	Base Rate Loan	LIBOR Loan	Letter of Credit Fees
I	<3.00:1.00	2.25%	2.50%	2.50%
II	≥ 3.00:1.00 and <3.50:1.00	2.50%	2.75%	2.75%
III	≥ 3.50:1.00 and <4.00:1.00	2.75%	3.00%	3.00%
IV	≥ 4.00:1.00 and <4.50:1.00	3.00%	3.25%	3.25%
V	≥4.50:1.00	3.25%	3.50%	3.50%

The Applicable Margin shall be established as of the date of the Administrative Agent’s receipt of  the information and computations set forth in the financial statements and Compliance Certificate furnished to the Administrative Agent pursuant to Section 8.01 (each, a "Determination Date").  Any change in the Applicable Margin following each Determination Date shall be determined based upon the information and computations set forth in the financial statements and Compliance Certificate furnished to the Administrative Agent pursuant to Section 8.01, subject to review and approval of such computations by the Administrative Agent.  Each change in the Applicable Margin shall be effective as of the Determination Date (including, without limitation, in respect of LIBOR Loans then outstanding notwithstanding that such change occurs during an Interest Period), and shall remain in effect until the next Determination Date for which a change in the Applicable Margin occurs; provided, however; if the Borrower shall fail to deliver any required financial statements or Compliance Certificate within the time period required by Section 8.01, the Applicable Margin shall be the highest percentage amount stated for each Type of Loan as set forth in the above table for the period beginning on the required delivery date of the financial statements and Compliance Certificate as provided in Section 8.01 and ending on the date that the appropriate financial statements and Compliance Certificate are so delivered.  Notwithstanding the foregoing, Level III Applicable Margins shall be in effect hereunder until the determination thereof based upon Borrowers’ financial statements for the fiscal quarter ending December 31, 2008.”

c.           The definition of “Adjusted EBIT Debt Service Ratio” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“  ‘Pro Forma Adjusted EBITDA Debt Service Ratio’ means, with respect to the Borrower and its Consolidated Subsidiaries, the ratio of (i) Pro Forma Adjusted EBITDA for the four fiscal quarters ending on such date minus cash income tax expense for such period, to (ii) cash interest expense, plus (x) all scheduled payments on capitalized leases paid or payable during such period, plus (y) all scheduled principal payments of Debt paid or payable during such period, excluding payments made on the Revolving Credit Loans, financed insurance premiums paid, and any principal payments paid in advance of maturity which have been previously waived by the Lenders during such period.”

d.           The definition of “Pro Forma Adjusted EBITDA” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“  ‘Pro Forma Adjusted EBITDA’ means, for any period, the sum of, without duplication, (a) EBITDA for such period, plus (b) non-recurring non-cash expenses or charges during such period, plus (c) historical results for any acquisitions which are consummated on or after the Closing Date, adjusted for the lesser of:  (x) the sum of (without duplication): (i) add-backs permitted pursuant to Article 11, Regulation S-X of the Securities Act of 1933 for the 12-month period then ended, plus (ii) the effect of Additional Volume and/or Increased Use, as applicable, and itemized direct cost savings that will be achieved as a result of, or in connection with, any acquisitions consummated after the Closing Date, plus (iii) the Prior Acquisition Add-Back, or (y) fifteen percent (15%) of the Pro Forma Adjusted EBITDA before the inclusion of items (x)(i), (x)(ii), and (x)(iii), plus (d) non-cash charges for increases in closure and post-closure obligations, plus (e) non-cash charges associated with the disposal contract between Waste Management, Inc. and WCA Waste Systems, plus (f)  non-cash charges (or minus non-cash benefits, if applicable) reflecting the adoption of SFAS No. 123 (and all amendments thereto), plus (g) all non-cash charges related to restricted stock and redeemable stock interests granted to officers, directors and employees, plus (h) non-cash expense (or minus non-cash income, if applicable) associated with FAS 133 treatment of any Hedging Agreements, plus (i) non-cash losses on asset sales in an aggregate amount not to exceed $500,000.”

e.           The following is added as new subsection (d) to Section 6.02 of the Credit Agreement:

“(d)           if any Lender is an Impaired Lender, the Swing Line Lender and/or Issuing Lender has entered into arrangements satisfactory to it to eliminate the Swing Line Lender’s and/or Issuing Lender’s risk, as applicable, with respect to the participation in Swing Line Loans and Letters of Credit by all such Impaired Lenders, including creation of a cash collateral account or delivery of other security to assure payment of such Impaired Lender’s Percentage Share of all outstanding Swing Line Loans and Letters of Credit; provided that the foregoing condition shall not preclude the obligation of the Lenders to make Revolving Credit Loans, or prohibit the Borrower from obtaining Revolving Credit Loans, to fund such cash collateral account.”

f.           Section 9.13 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“9.13                      Tangible Net Worth.  The Borrower will not permit its Tangible Net Worth at any time (calculated quarterly at the end of each fiscal quarter) to be less than $30,000,000 as of December 31, 2008, plus, as of the end of each fiscal quarter thereafter, 50% of the sum of the Borrower's after-tax Consolidated Net Income for each fiscal quarter for which Consolidated Net Income is greater than $0 beginning with the fiscal quarter ending March 31, 2009, plus 100% of the increase to Net Worth resulting from the net cash proceeds from the equity offerings after December 31, 2008.

g.           Section 9.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“9.14                      Senior Secured Funded Debt Leverage Ratio.  The Borrower will not permit the Senior Secured Funded Debt Leverage Ratio at any time (calculated quarterly at the end of each fiscal quarter) to be more than the ratio corresponding to the applicable period set forth below:

Fiscal quarter ending:	Ratio:
December 31, 2008 and at all times thereafter	2.50 to 1.00

h.           Section 9.15 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“9.15                      Pro Forma Adjusted EBITDA Debt Service Ratio.  The Borrower will not permit the Pro Forma Adjusted EBITDA Debt Service Ratio at any time (calculated quarterly at the end of each fiscal quarter) to be less than the ratio corresponding to the applicable period set forth below:

Fiscal quarter ending:	Ratio:
December 31, 2008 and at all times thereafter	2.25 to 1.00

i.           The following Section 9.23 is hereby added to the Credit Agreement:

“9.23                      Maintenance Capital Expenditures.  Commencing with the fiscal year ending December 31, 2008, the Borrower will not, and will not permit any Subsidiary to make, any Maintenance Capital Expenditures except for Maintenance Capital Expenditures incurred by Borrower and/or its Subsidiaries during any fiscal year not to exceed fifteen percent (15%) of Borrower’s consolidated total revenue as calculated at the end of each fiscal year.

j.           Section 12.05(g) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(g)           Substitution of Lenders.  If (a) any Lender shall become an Impaired Lender, (b) any Lender has demanded compensation under Section 5.01(a), or (c) any Lender has not approved an amendment, waiver or other modification of this Agreement, if such amendment or waiver has been approved by the Required Lenders and the consent of such Lender is required (in each case, an “Affected Lender”), then the Administrative Agent or the Borrower shall have the right to make written demand on the Affected Lender (with a copy to the Borrower in the case of a demand by the Administrative Agent or with a copy to the Administrative Agent in the case of a demand by the Borrower) to assign and the Affected Lender shall assign, to one or more financial institutions that comply with the provisions of Section 12.05 hereof (the “Purchasing Lender” or “Purchasing Lenders”) to purchase the advances of the Revolving Credit Loans, and/or Swing Line Loans, as the case may be, of such Affected Lender (including, without limitation, its participating interests in outstanding Swing Line Loans and Letters of Credit) and assume the commitment of the Affected Lender to extend credit under the Revolving Credit Commitment (including without limitation its obligation to purchase participations interest in Swing Line Loans and Letters of Credit) under this Agreement. The Affected Lender shall be obligated to sell its advances of the Revolving Credit Loans, and/or Swing Line Loans, as the case may be, and assign its commitment to extend credit under the Revolving Credit Commitment (including without limitation its obligations to purchase participations in Swing Line Loans and Letters of Credit) to such Purchasing Lender or Purchasing Lenders within ten (10) days after receiving notice from the Borrower requiring it to do so, at an aggregate price equal to the outstanding principal amount thereof, plus unpaid interest accrued thereon up to but excluding the date of the sale. In connection with any such sale, and as a condition thereof, the Borrower shall pay to the Affected Lender all fees accrued for its account hereunder to but excluding the date of such sale, plus, if demanded by the Affected Lender within ten (10) Business Days after such sale, (i) the amount of any compensation which would be due to the Affected Lender under Section 5.04 if the Borrower had prepaid the outstanding LIBOR Loan of the Affected Lender on the date of such sale, and (ii) any additional compensation accrued for its account under Section 5.01(a), to but excluding said date. Upon such sale, the Purchasing Lender or Purchasing Lenders shall assume the Affected Lender’s commitment, and the Affected Lender shall be released from its obligations hereunder to a corresponding extent. If any Purchasing Lender is not already one of the Lenders, the Affected Lender, as assignor, such Purchasing Lender, as assignee, the Borrower and the Administrative Agent, shall enter into an Assignment Agreement pursuant to Section 12.05(b)(i) hereof, whereupon such Purchasing Lender shall be a Lender party to this Agreement, shall be deemed to be an assignee hereunder and shall have all the rights and obligations of a Lender with a Percentage Share equal to its ratable share of the then applicable Aggregate Revolving Credit Commitments of the Affected Lender. In connection with any assignment pursuant to this Section 12.05(g), the parties to such assignment shall pay to the Administrative Agent the administrative fee for processing such assignment referred to in Section 12.05(b)(iv).”

3. Representations and Warranties.  The Borrower represents, warrants, and agrees that:

a. This Amendment may be executed in as many counterparts as Agent, the Lenders and the Borrower deem convenient, and shall become effective upon delivery to Agent of all executed counterparts hereof from Lenders constituting the Required Lenders and from Borrower and each of the Guarantors.

b. Except as expressly modified in this Amendment, the representations, warranties, and covenants set forth in the Credit Agreement and in each related document, agreement, and instrument remain true and correct, continue to be satisfied in all respects, and are legal, valid and binding obligations with the same force and effect as if entirely restated in this Amendment.

c. When executed, the Agreement, as amended by this Amendment will continue to constitute a duly authorized, legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms.

d. There is no Default or Event of Default existing under the Credit Agreement, or any related document, agreement, or instrument.

e. The Certificate of Incorporation, Amended and Restated Bylaws and Resolution and Incumbency Certificate of the Borrower delivered to Agent in connection with the Credit Agreement on or about July 5, 2006, have not been repealed, amended or modified since the date of delivery thereof and that same remain in full force and effect; provided however that the Amended and Restated Bylaws have been amended and restated by the Second Amended and Restated Bylaws of the Borrower dated as of June 18, 2007.

4. Fees.  The Borrower shall pay to Agent, for distribution to the Lenders, as applicable, all fees as set forth in the Fee Letter from Agent to the Borrower dated as of February 3, 2009, in the manner and on the dates specified therein, to the extent not paid prior to the Ninth Amendment Effective Date.  In addition, on the Ninth Amendment Effective Date, the Borrower shall pay to Agent the Letter of Credit Fees contemplated under Section 2.05(b)(i) of the Credit Agreement for the quarterly period from and including February 1, 2009 through April 30, 2009.

5. Successors and Assigns.  This Amendment shall inure to the benefit of and be binding upon the parties and their respective successors and assigns.

6. Other Modification.  In executing this Amendment, the Borrower is not relying on any promise or commitment of Agent or the Lenders that is not in writing signed by Agent and the Lenders.

7. Acknowledgment and Consent of Guarantors.  By signing below, each of the Guarantors acknowledges and consents to the execution, delivery and performance of this Amendment.

8. Expenses.  Borrower shall promptly pay all out-of-pocket fees, costs, charges, expenses, and disbursements of Agent and the Lenders incurred in connection with the preparation, execution, and delivery of this Amendment, and the other documents contemplated by this Amendment.

[Signature Page Follows]

This Ninth Amendment to the Revolving Credit Agreement is executed and delivered on the Effective Date.

COMERICA BANK, as Administrative Agent
and Collateral Agent

By:           /s/ Michael R. Schmidt
Michael R. Schmidt
Its:           Vice President

GUARANTY BANK, as Syndication Agent and
a Lender

By:           /s/ Jeremy Jackson
Jeremy Jackson
Its:           Vice President

ALLIED IRSH BANKS, p.l.c.,
as a Lender

By:           /s/ Jean Pierre Knight
Jean Pierre Knight
Its:           Vice President

By:           /s/ Eanna P. Mulkere
Eanna P. Mulkere
Its:           Assistant Vice President

COMPASS BANK, as a Lender

By:           /s/ Eric Ensmann
Eric Ensmann
Its:           Senior Vice President

FIRST BANK, as a Lender

By:           /s/ Randy T. Fink
 Randy T. Fink
Its:           Senior Vice President

BANK OF TEXAS, NATIONAL ASSOCIATION,
as a Lender

By:           /s/ Frank A. Yonish
Frank A. Yonish
Its:           Executive Vice President

MERCANTIL COMMERCEBANK, NA, as a Lender

By:           /s/ Brian Hanley
Brian Hanley
Its:           Vice President

By:           /s/ Francisco Rivero
Francisco Rivero
Its:           Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender

By:           /s/ Michael R. Quirav
Michael R. Quirav
Its:           Vice President

WEBSTER BANK, NATIONAL ASSOCIATION,
as a Lender

By:           /s/ Stephen J. Corcoran
Stephen J. Corcoran
Its:           Senior Vice President

WCA WASTE CORPORATION, as Borrower

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA HOLDINGS CORPORATION, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA WASTE SYSTEMS, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA OF ALABAMA, L.L.C., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA SHILOH LANDFILL, L.L.C., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WASTE CORPORATION OF KANSAS, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WASTE CORPORATION OF TENNESSEE, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA OF FLORIDA, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

[Continuation of Signature Page of the Acknowledgement and Consent of Guarantors]

WCA OF CENTRAL FLORIDA, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

TRANSIT WASTE, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WASTE CORPORATION OF MISSOURI, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

EAGLE RIDGE LANDFILL, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA TEXAS MANAGEMENT GENERAL, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WASTE CORPORATION OF TEXAS, L.P., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

TEXAS ENVIRONMENTAL WASTE SERVICES, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA MANAGEMENT LIMITED, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

[Continuation of Signature Page of the Acknowledgement and Consent of Guarantors]

WCA MANAGEMENT GENERAL, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA MANAGEMENT COMPANY, LP, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA OF NORTH CAROLINA, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

MATERIAL RECOVERY, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA WAKE TRANSFER STATION, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA OF HIGH POINT, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

MATERIAL RECLAMATION, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA CAPITAL, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

[Continuation of Signature Page of the Acknowledgement and Consent of Guarantors]

WASTE CORPORATION OF ARKANSAS, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

TRANSLIFT, INC., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

WCA OF ST. LUCIE, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

AMERICAN WASTE, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

N.E. LANDFILL, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

PAULS VALLEY LANDFILL, LLC, as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President

SOONER WASTE, L.L.C., as a Guarantor

By:           /s/ Joseph J. Scarano, Jr.
Joseph J. Scarano, Jr.
Its:           Vice President